UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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ENSCO International Incorporated

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/22/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material and to vote these shares, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive paper or e-mail copies of the above listed documents you must request them. There is no charge to you for requesting such copies. To facilitate timely delivery please make the request as instructed below on or before 5/8/08. Stockholders may request copies of the proxy materials for the 2008 Stockholder Meeting and for all future meetings.

To request material:    Internet:  www.proxyvote.com    Telephone:  1-800-579-1639    **Email:  sendmaterial@proxyvote.com

**If requesting materials by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ENSCO INTERNATIONAL INCORPORATED
Vote In Person
Review the proxy materials for special requirements for voting at the Meeting. You will need to request a ballot to vote at the Meeting.
ATTN: INVESTOR RELATIONS 500 NORTH AKARD STREET SUITE 4300 DALLAS, TX 75201
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to vote these shares up until 11:59 P.M.

Eastern Time the day before the cut-off date or Meeting

date as stated in the materials. Have the notice in hand

when you access the website and follow the instructions.

Meeting Location

Notice of 2008 Annual Meeting of Stockholders

The Annual Meeting for Stockholders (record holders as

of 3/24/08) is to be held on 5/22/08 at 10:00 a.m. CDT

at:	Lincoln Plaza Conference Center
Lower Level
500 North Akard Street
Dallas, TX 75201

Lincoln Plaza Conference Center is located in downtown

Dallas, Texas at 500 North Akard Street, between San

Jacinto and Patterson Streets. Parking is available at First

Baptist Church Parking Garage at 720 North Ervay (Ross

and Ervay).

Voting items

Your Board of Directors recommends a vote

“FOR” all of the individuals nominated to serve

as Class II and Class I Directors and “FOR” the

ratification of the appointment of KPMG LLP as

the Company’s independent public accounting

firm for the 2008 fiscal year.

1.      Election of three Class II Directors and

         one Class I Director:

1a)   J. Roderick Clark

         (Class II Director, Term Expires in 2011)

1b)   Daniel W. Rabun

         (Class II Director, Term Expires in 2011)

1c)   Keith O. Rattie

         (Class II Director, Term Expires in 2011)

1d)   C. Christopher Gaut

         (Class I Director, Term Expires in 2009)

2.      Ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for 2008.

And on any other business that may properly

come before the Meeting, in the discretion

of the proxies.